Exhibit 99.1

Investor Presentation September 2021 Genie Energy Ltd (NYSE: GNE)

Safe Harbor Statement 2 This presentation contains forward - looking statements. Statements that are not historical facts are forward - looking statements and such forward - looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include: • statements about Genie’s and its divisions’ future performance; • projections of Genie’s and its divisions’ results of operations or financial condition; and • statements regarding Genie’s plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products and offerings. Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "g uid eline," "aim," "will," "should," “likely,” "continue" and similar expressions are intended to identify forward - looking statements but ar e not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward - looking statements and all such forward - looking statements are qualified in their entirety by reference to the following cautionary statements. Forward - looking statements are based on Genie’s current expectations, estimates and assumptions and because forward - looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the Genie’s control. Such known and unknown risks, uncertainties and other factors may cause Genie’s actual results, performance or other achievements to differ materially from the anticipat ed results, performance or achievements expressed, projected or implied by these forward - looking statements. These factors include those discussed under the headings "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations in Genie’s periodic filings made with the Securities and Exchange Commission. Genie cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward - looking statements. Forward - looking statements speak only as of the date they are made and are statements of Genie’s current expectations concerning future results, events and conditions and Genie is under no obligation to update any of the forward - looking statements, whether as a result of new information, future events or otherwise.

3 Genie Energy at a Glance: Today Genie is a leading retail energy provider (REP) to select deregulated markets within the US & Europe & provides solar solutions in the US Genie Renewables Genie Energy Ltd. NYSE: GNE, GNEPRA Genie Retail Energy (GRE) Genie Retail Energy International (GREI)

4 IDT Corporation – The Foundation IDT /Jonas Family have a consistent track record of building businesses & creating significant value for shareholders via tax - free spin - offs Company Market Value @9/14/09 Most Recent Market Value * IDT Corp (NYSE: IDT) $53M $1,081M IDW Media (NYSE American: IDW) 9/14/09 (Spin - off) $37M Genie Energy (NYSE: GNE) 10/28/11 (Spin - off) $168M Straight Path Communications (NYSE: STRP) 7/31/13 (Spin - off) $2,164M (sold to VZ 2/18) Rafael Holdings (NYSE: RFL) 3/26/18 (Spin - off) $753M Zedge (NYSE American: ZDGE) 6/1/16 (Spin - off) $192M Total $53M $4,395M * Based on Yahoo market value as of 9/22/21

5 Genie Energy Shareholder Value Creation Plan: Step 1 Genie Energy plans to spin - off its European operation into a separate publicly traded company named Oriel Energy in 4Q21 Genie Retail Energy (GRE) Genie Renewables Genie Energy Ltd. (REMAINCO) NYSE: GNE, GNEPRA Oriel Energy (SPINCO) NYSE American (reserved): ORIE (UK) (Finland) (Sweden)

Spin - off Details 1. Howard Jonas has committed to participate in equity raise 2. Oriel will consist of Orbit Energy (UK), Lumo Energia Oyj (Finland), & Lumo Energi AB (Sweden) 6 1:1 Tax - free spin - off to existing GNE Shareholders $3M Expected GNE cash contribution to Oriel $10M * Simultaneous equity raise by Oriel * $10M= $8.75M + $1.25M over allotment

Spin - off Rationale 1. Each company will benefit from an undiluted focus on its own specific strategic priorities & customer/market requirements 2. Each company will have gre ater flexibility to tie decision - making, capital allocation & capital structure to its business 3. Each company will have its own currency to pursue M&A 4. Investors will own two separate assets with distinct investment profiles that can be appropriately valued by the markets 1. ORIE – emerging growth 2. GNE – mature growth & cash flow with optionality 7

Genie Energy Value Creation Plan - Step 2 8 Genie benefits as a standalone : Frees management to focus more on domestic growth strategy & operations Frees capital to expand current operations to spur organic growth Frees capital for new growth opportunities Allows for evaluation of more opportunities to return value to shareholders Oriel benefits as a standalone : Invest for meter growth in existing markets Streamlined cost structure Improve profitability by market as businesses mature Move into new markets Introduce new products

ORIEL ENERGY (SPINCO)

Oriel Energy at a Glance*

Operating Offices	Newark NJ; Finland; UK
Key Management:	
CEO	Otto Savasti
CFO	Justin Price
Chairman	Michael Stein
Vice Chairman	Howard Jonas
Reserved Ticker - NYSE American	ORIE

$92M
Rev.
(2020)

100%
Rev. Gr.
(2020)

~193k
Meters
(6/30/21)

+31%
Meter Gr.
(6/30/21 vs 6/30/20)

~50
Employees

* Pro-forma for Orbit Energy acquisition & Genie Japan sale to show historical comparisons for businesses being spun off into Oriel Energy

10

Oriel Energy (UK) Oriel Energy’s Businesses 11

Investment Thesis 12 Uniquely positioned investment opportunity in growth - oriented European utility business Asset - light model & scalable platform focused on deregulated markets Significant growth opportunities Current geographies via existing sales channels & accretive, strategic M&A New products - customer relationships allow for upsell (e.g. EV charging, renewables, bundling, etc.) Multiple geographic adjacencies available for expansion with minimal capex investment Gross margin/profitability driven by scale as markets mature Anticipate strong improvement in profitability for 2022 Digital & low CAC* allows for quick ramp towards profitability Combination of UK/Scandinavia operations drives lower CAC/improved service metrics * CAC = customer acquisition cost

Oriel’s Market Opportunity 13 0.5M 2.5M 7.0M 2.7M 4.7M 28M 2.5M 1.5M

Oriel’s Growth Strategy 14 Invest for profitable meter growth in existing markets Streamlined operating cost structure Consolidate enterprise functions between UK & Scandinavia Improve profitability by market as businesses mature Reduce churn - customer service investment in technology/human capital Economies of scale - create operating leverage & 3 rd party margin leverage Exploit adjacencies – geographic, customer and product 5 potential new countries identified that would not require significant new infrastructure Existing markets (e.g. business customers, gas shipping services, etc.) Products - deep green products, digital solutions (e.g. UK smart prepay meters), EV(e.g. asset finance, energy optimization, L - T customer contracts, etc.) BS1

Orbit Energy – UK Market Dynamics * 15 *Source : ONS, OFGEM State of the Market Report, 2019 0% 20% 40% 60% 80% 100% 2Q05 2Q06 2Q07 2Q08 2Q09 2Q10 2Q11 2Q12 2Q13 2Q14 2Q15 2Q16 2Q17 2Q18 2Q19 2Q20 Big 6 Small and Medium Suppliers Market Share £30B TAM UK domestic energy market ~45 Active Suppliers 80/20 % Monthly vs. Prepay High barriers to entry Heavily Regulated Market Increased complexity & cost Consolidation under way >50% Consumer Underserved

Moderate, sustainable growth model focused on increasing gross margin/lowering CAC Target underserved consumers & those at price cap & deliver savings w/out sacrificing gross margin Use field & telesales partners to reach unengaged consumers Introduce new electric & adjacent products 16 Orbit Energy Strategy 65K Current Customers 115K Current Meters 70/30 % Monthly vs. Prepay 75/25 % Variable vs. Fixed

Lumo Scandinavia 17 ~70 Active Suppliers >50% * Est. share of Top 3 100% Monthly Payment Plans Low barriers to entry Light to Medium Market Regulation Consolidation under way *Internal Estimate Market Dynamics Finland: Variable, Fixed, Bundle, & Premium Electricity Sweden: Variable, Fixed Electricity Upsell Opportunities Green/Eco energy Energy Solutions (EV Chargers, Solar Solutions) Bundles (e.g. fresh ground coffee; HBO subscription) Green/Eco energy Lumo Core Products

Lumo Scandanavia Strategy 18 73K Meters (2020) High growth model focused on accretive customer acquisition Differentiate through simplicity & digital Simple relative product portfolio w/easy to understand contracts Efficient customer acquisition/service through digital channels Superb customer support + online self - service Introduce new electric & adjacent products Finland HQ provides scalable support +68% Meter growth (2020 vs. 2019)

Summary 19 Uniquely positioned investment opportunity in asset - light, emerging growth REP Large, dynamic current TAM with significant adjacent opportunities ~200k installed base provides platform for cross - selling Anticipate strong improvement in profitability for 2022 $13M+ capital injection via equity raise & GNE & founder contribution

GENIE ENERGY ( REMAINCO )

Genie Energy at a Glance*

HQ	Newark, NJ
Key Management:	
CEO	Michael Stein
CFO	Avi Goldin
President/COO GRE	Alan Schwab
Chairman	Howard Jonas
Lead Independent Dir.	W. Wesley Perry
Tickers (NYSE)	GNE, GNEPRA

$324M
Rev. TTM

361K
Meters

~150
Employees

* Pro-forma for US operations only as of 6/30/21

21

Genie Energy Genie’s Businesses 22

Investment Thesis 23 Proven cash generation through diverse commodity & economic market environments Core market growth + emerging growth optionality Post spin - off, enhanced FCF for growth investment & shareholder value creation strategies

Genie’s Growth Strategy 24 Expand current operations to spur organic growth Identify new markets for expansion I ntroduce new products into existing, successful marketing channels Develop vertically integrated commercial solar solutions business & expand sales teams BS3

GRE: US Market Opportunity & Dynamics 25 Competition Incumbent utility & other REPs 28 Deregulated markets State by state regulatory structure Role of Utilities Distribution & Billing (most markets)

GRE Value Creation Multiple sales channels to residential & small commercial Diverse portfolio of products highlighted by green energy (carbon offsets), variable & fixed rate plans Deep data analysis to identify market opportunities & optimize offerings Hedging strategies reduce commodity volatility risk In purchase of receivable markets - utilities assume bad debt risk Geographic diversity reduces weather & regulatory risks Superior customer service Customer rewards program Customer Acquisition Model Risk Management Customer Retention 26 Attractive margin & cash flow cycle Targeted payback period tailored to product & customer type Attractive Financial Returns

Genie Renewables at a Glance 27 Target Market: 100 kW – 3 mW commercial solar space C ompetition: 2 - 4 strong regional market players + some mom & pop shops More competition in community solar space Customers make decisions based on relationships & price Best in class companies fund their own projects Today’s Offering: C&I solar project development Bi - facial solar panels (made in US/overseas) Commercial energy advisory Community solar subscriber acquisition

Genie Renewables – US Market Dynamics 28 Commercial customers increasingly financing conversion costs Chinese supply constraints present opportunities Market constraints in areas with limited & confusing net metering laws >43% Solar as a % of new grid capacity (2020) >600K TAM for Solar on commercial facilities 1% Penetration for Solar on commercial facilities 145GW Potential Solar Capacity Favorable Regulatory Environment Federal ITC (investment tax credit) proposals could open additional market segments Increase ITC from 26% to 30% T ransition from tax credit to cash back (eliminates need for tax liability) S till needed for depreciation

Genie Renewables – Growth Strategy 29 Expansion to adjacent markets Hiring additional sales & growing distribution relationships Own & operate community solar projects Leverage vertical integration to develop community solar projects Expand solar development project close rate Provide financing options incl. L - T cash flow financing Strong balance sheet & access to capital markets provides lower cost of capital vs competition

Summary 30 Proven cash generation through diverse commodity & economic market environments Core market growth + emerging growth optionality Expand current operations to spur organic growth Identify new markets for expansion I ntroduce new products into existing, successful marketing channels Develop vertically integrated commercial solar solutions business & expand sales teams Post spin - off, enhanced FCF for growth investment & shareholder value creation strategies

THANK YOU! Michael Stein Chief Executive Officer IR Contact: Brian Siegel Managing Director, Hayden IR (346) 396 - 8696 brian@haydenir.com Avi Goldin Chief Financial Officer